SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report: (Date of earliest event reported): November 14, 2001

                           Commission File No. 0-28514



                      YAPALOT COMMUNICATIONS HOLDINGS INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


         DELAWARE                                          98-0160284
-------------------------------                ---------------------------------
(State or other jurisdiction of                (IRS Employer Identification No.)
incorporation or organization)


             4884 Dufferin Street, Unit 1, Toronto, Ontario M3H 5S8
             ------------------------------------------------------
                    (Address of principal executive offices)


                                 (416) 736-8882
                            ------------------------
                            (Issuer telephone number)

Item 4.     Changes in Registrant's Certifying Accountant.

      On November 14, 2001,  the  client-auditor  relationship  between  Yapalot
Communications Holdings Inc. (the "Company") and Weisbrod Goldmacher, LLP ("Weisbrod") ceased as the Company's Board of Directors dismissed Weisbrod as its auditor.

      The Company's receipt of Weisbrod's report of the financial statements of the Registrant for the period from inception on April 6, 2000 through the fiscal year ended December 31, 2000, and any related interim period did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

            During the audit of the Company's financial statements for the period from inception on April 6, 2000 through the fiscal year ended December 31, 2000, and the subsequent interim period through the date of dismissal, Weisbrod did not have any disagreements with the Company. Weisbrod did not have any disagreements with the Company, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Weisbrod's satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their report.

            On November 14, 2001, the Registrant engaged Howard Bromberg as its independent accountant to review the Company's financial statements for the quarter ended September 30, 2001, as well as to audit the Company's financial statements for the year ended December 31, 2001. During the most recent fiscal year and any subsequent interim period prior to engaging Howard Bromberg, the Company did not consult with Howard Bromberg regarding either (i) the application of accounting principals to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was either the subject matter of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K). Howard Bromberg has reviewed the disclosure required by Item 304(a) before it was filed with the Commission and has been provided an opportunity to furnish the Company with a letter addresssed to the Commission containing any new information, clarification of the Company's expression of its views, or the respects in which it does not agree with the statements made by the Company in response to Item 304(a). Howard Bromberg did not furnish a letter to the Commission.

      The Company has requested that Weisbrod review the disclosure and Weisbrod has been given an opportunity to furnish the Registrant with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respect in which it does not agree with the statements made by the Company herein. Weisbrod has not supplied a letter as of the date of this Report.

Item 7.     Financial Statements and Exhibits

      (c)   Exhibits:
            Exhibits    Description

              16.1     Letter from Weisbrod to be provided

                                   Signatures

     Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto authorized.


                                        YAPALOT COMMUNICATIONS HOLDINGS, INC.

December 7, 2001                        /s/ Yuval Barzakay
                                        ------------------------------------
                                        Yuval Barzakay
                                        Chief Executive Officer